UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2021

BERRY GLOBAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

001-35672
(Commission File Number)

Delaware	20-5234618
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
(Address of principal executive offices, including zip code)

(812) 424-2904
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

Berry Global Group, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to incorporate by reference the recast presentation of certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended September 26, 2020, which was filed with the Securities and Exchange Commission on November 23, 2020 (the “Annual Report”), to reflect the previously reported change in the Company’s reportable segments. This recast financial information is filed herewith to incorporate such information by reference into the Company’s future filings under the Securities Act of 1933, as amended.

In October 2020, the Company reorganized portions of its four reporting segments: Consumer Packaging International; Consumer Packaging North America; Engineered Materials; and Health, Hygiene & Specialties.  This reorganization included the following changes: (1) the Health, Hygiene & Specialties segment includes the Tapes business historically reported in the Engineered Materials segment; (2) the Consumer Packaging International segment includes the North American Healthcare business historically operated in the Consumer Packaging North America segment; and (3) the Engineered Materials segment includes the European films business which was historically operated in the Consumer Packaging International segment.

The exhibit included as Exhibit 99.1 hereto revises the information in the following Items of the Annual Report as initially filed in order to reflect the change in segment reporting: Part I, Item 1 (Business); Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations); and Part II, Item 8 (Financial Statements and Supplementary Data). The presentation of the Company’s historical financial information in Exhibit 99.1 is consistent with the segment presentation set forth in the Company’s Quarterly Reports on Form 10-Q filed for each of the first three quarters of the year ending October 2, 2021.

This Current Report does not reflect any changes, activities or events occurring subsequent to the initial filing of the Company’s Annual Report on November 23, 2020. For information on developments since the filing of the Annual Report, please refer to our other filings with the Securities and Exchange Commission. Unaffected items and unaffected portions of the Annual Report have not been repeated in, and are not amended or modified by, this Current Report or Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1	Excerpts from the Company’s Annual Report on Form 10-K reflecting revisions to Part I, Item 1; Part II, Item 7; and Part II, Item 8.
101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document).
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)
Dated: September 2, 2021
	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary